                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: Dura Automotive Systems Inc., et al            Case No. 06-11202 (KJC)
                      Debtor                          See attached list for
                                                      additional debtors covered

                        INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of Insurance must name United States Trustee as a party to be notified in the event of policy cancellation.

Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession." Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                               DOCUMENT
REQUIRED DOCUMENTS             ATTACHED            EXPLANATION ATTACHED
------------------             --------   -------------------------------------
Cash Flow Projections              X      6 month projections attached
Certificates of Insurance:
   Workers Compensation            X
   Property                        X
   General Liability               X
   Vehicle                         X
   Other: EXCESS                   X
Evidence of Debtor in
   Possession Bank Accounts
   Tax Escrow Account             N/A
   General Operating Account      N/A
   Other:                          X      See attached listing of  all accounts
   Other: __________________

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


/s/ Keith R. Marchiando                 December 4th, 2006
-------------------------------------          Date
Signature of Authorized Individual*

Keith R. Marchiando                     Chief Financial Officer,
Printed Name of Authorized              Dura Automotive Systems, Inc.
Individual*                             Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation, a partner if debtor is a partnership, a manager, or member if debtor is a limited liability company.

DEBTOR NAME                                        DEBTOR CASE NUMBER
-----------                                        ------------------
Dura Automotive Systems, Inc.                           06-11202
Dura Operating Corp.                                    06-11203
Adwest America, Inc. and Adwest Electronics Inc.        06-11204
Atwood Automotive, Inc.                                 06-11205
Atwood Mobile Products, Inc.                            06-11206
Automotive Aviation Partners, LLC                       06-11207
Creation Group Transportation, Inc.                     06-11208
Creation Group, Inc.                                    06-11209
Creation Windows, Inc.                                  06-11210
Creation Windows, LLC                                   06-11211
Creation Group Holdings, Inc.                           06-11212
Dura Aircraft Operating Company, LLC                    06-11213
Dura Automotive Systems Cable Operations, Inc.          06-11214
Dura Automotive Systems of Indiana, Inc.                06-11215
Dura Brake Systems, L.L.C.                              06-11216
Dura Cables North LLC                                   06-11217
Dura Cables South LLC                                   06-11218
Dura Fremont L.L.C.                                     06-11219
Dura Gladwin L.L.C.                                     06-11220
Dura Global Technologies, Inc.                          06-11221
Dura G.P.                                               06-11222
Dura Mancelona L.L.C.                                   06-11223
Dura Services L.L.C.                                    06-11224
Dura Shifter L.L.C.                                     06-11225
Dura Spricebright, Inc.                                 06-11226
Kemberly, Inc.                                          06-11227
Kemberly, LLC                                           06-11228
Mark I Molded Plastics of Tennessee, Inc.               06-11229
Patent Licensing Clearinghouse L.L.C.                   06-11230
Spec-Temp, Inc.                                         06-11231
Trident Automotive, L.L.C.                              06-11232
Trident Automotive, L.P.                                06-11233
Universal Tool & Stamping Company, Inc.                 06-11234
Dura Automotive Canada ULC                              06-11235
Dura Automotive Systems (Canada), Ltd.                  06-11236
Dura Canada LP                                          06-11237
Dura Holdings Canada LP                                 06-11238
Dura Holdings ULC                                       06-11239
Dura Ontario, Inc.                                      06-11240
Dura Operating Canada LP                                06-11241
Trident Automotive Canada Co.                           06-11242
Trident Automotive Limited                              06-11243

Dura Automotive Systems, Inc. (Guarantors)
Six Month Cash Flow Projections
Cash Basis Sources and Uses ($ in Thousands)

                                                    Nov-06    Dec-06    Jan-07   Feb-07    Mar-07   Apr-07
                                                   --------   ------   -------   ------   -------   ------
OPERATING CASH RECEIPTS:
Total Operating Cash Receipts                        74,187   78,092    76,104   82,182    91,046   85,150
                                                   --------   ------   -------   ------   -------   ------
OPERATING DISBURSEMENTS:
   Inventory, Material & Expenses                    48,783   25,786    47,650   47,834    60,783   48,583
   Outside Services                                   2,314    1,724     2,306    2,313     2,899    2,325
   Payroll & Contract Labor                          21,621   25,976    23,244   23,273    28,726   22,893
   Freight                                            2,140    1,594     2,133    2,140     2,682    2,151
   Capex                                              2,272    2,380     1,550    1,550     1,550    1,550
                                                   --------   ------   -------   ------   -------   ------
Total Operating Disbursements                        77,130   57,460    76,883   77,110    96,640   77,501
                                                   --------   ------   -------   ------   -------   ------
NET OPERATING CASHFLOW                               (2,943)  20,632      (779)   5,072    (5,593)   7,649
                                                   --------   ------   -------   ------   -------   ------
FINANCING DISBURSEMENTS:
   Net Interest and Loan Fees                        (4,048)  (3,034)   (3,008)  (3,054)   (3,073)  (3,141)
   SWAP Settlement & Interest                       (12,250)      --        --       --        --       --
   DIP Term Loan                                    165,000       --        --       --        --       --
   DIP Revolver                                          --       --        --       --     4,378    3,218
   Repayment of ABL Loan and Adequate Protection   (108,206)      --        --       --        --       --
                                                   --------   ------   -------   ------   -------   ------
Total Financing Disbursements                        40,496   (3,034)   (3,008)  (3,054)    1,306       77
                                                   --------   ------   -------   ------   -------   ------
NET CASHFLOW BEFORE REORG COST                       37,553   17,598    (3,787)   2,018    (4,288)   7,726
                                                   --------   ------   -------   ------   -------   ------
REORGANIZATION AND BANKRUPTCY RELATED COSTS:
   Restructuring Charges                              4,608       --     8,448    6,282     6,282    6,282
   Wage Motion & Utility Deposits                     4,790       --        --       --        --       --
   Prepetition Claims                                13,400   10,000     1,444    1,444     1,444    1,444
                                                   --------   ------   -------   ------   -------   ------
Total Reorganization Costs                           22,798   10,000     9,892    7,726     7,726    7,726
                                                   --------   ------   -------   ------   -------   ------
NET CHANGE IN CASH                                   14,755    7,598   (13,679)  (5,708)  (12,014)       0
                                                   ========   ======   =======   ======   =======   ======
CASH:
   Beginning Cash Balance                             9,048   23,803    31,401   17,722    12,014       (0)
   Net Change in Cash                                14,755    7,598   (13,679)  (5,708)  (12,014)       0
                                                   --------   ------   -------   ------   -------   ------
   Ending Cash Balance                               23,803   31,401    17,722   12,014        (0)      (0)
                                                   ========   ======   =======   ======   =======   ======

ACORD(TM)           EVIDENCE OF COMMERCIAL PROPERTY INSURANCE                                                      Date (MM/DD/YYYY)
                                                                                                                         11/21/2006

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN
FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER NAME, CONTACT              PHONES                           COMPANY NAME AND ADDRESS                   NAIC NO.: 35300
PERSON AND ADDRESS                  (A/C. NO. EXT): (314) 432-0500   Allianz Global Risks US Insurance Company
Lookion Companies                   FAX                              2350 Empire Avenue
Three City Place Drive, Suite 900   (A/C. NO. EXT): ______________   Burbank CA 91504-3350
St. Louis MO 63141-7081             EMAIL ADDRESS:  ______________

CODE: ______________________        SUB CODE: ____________________  IF MULTIPLE COMPANIES COMPLETE SEPARATE FORM FOR EACH
AGENCY CUSTOMER ID#: DURAU01

NAMED INSURED AND ADDRESS DURA AUTOMOTIVE SYSTEMS, INC              LOAN NUMBER      POLICY NUMBER
1005075                   and its Subsidiaries                      ___________        CLP3007735
                          2791 Research Drive                       EFFECTIVE DATE   EXPIRATION DATE   [ ] CONTINUED UNTIL
                          Rochester Hills MI 48309-3575               10/15/2006        10/15/2007         TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S) ______________________________________  THIS REPLACES PRIOR EVIDENCE DATED: ______________

PROPERTY INFORMATION (Use additional sheets if more space is required) 22

LOCATION/DESCRIPTION
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

COVERAGE INFORMATION      CAUSE OF LOSS FORM [ ] BASIC   [ ] BROAD   [X] SPECIAL   [ ] OTHER
COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE $300,000.000                                            DED: 250.000
                                                      YES    NO
BUSINESS INCOME / RENTAL VALUE                         X          If YES, LIMIT: Included [X] Actual Loss Sustained # of months: 12
BLANKET COVERAGE                                       X          If YES, indicate amount of insurance on properties
                                                                          identified above: $300,000,000
TERRORISM COVERAGE                                     X          Attached signed Disclosure Notice / DEC
   IS COVERAGE PROVIDED FOR "CERTIFIED ACTS" ONLY?     X          If YES,   SUB LIMIT:  200,000,000      DED: 250,000
   IS COVERAGE A STAND ALONE POLICY?                          X   If YES,       LIMIT: ____________      DED: _______
   DOES COVERAGE INCLUDE DOMESTIC TERRORISM?           X          If YES,   SUB LIMIT: $200,000,000agg   DED: 250,000
COVERAGE FOR MOLD                                             X   If YES,       LIMIT: ____________      DED: _______
MOLD EXCLUSION (If "YES", specify
organization's form used)                                     X
REPLACEMENT COST                                       X
AGREED AMOUNT                                          X
COINSURANCE                                                   X   If YES,   __%
EQUIPMENT BREAKDOWN (If applicable)                    X          If YES,       LIMIT: Included          DED: 250,000
LAW AND ORDINANCE - Coverage far loss to undamaged
                    portion of building                X          If YES,       LIMIT: Refer to Policy   DED: 250,000
                  - Demolition Costs                   X          If YES,       LIMIT: 10,000,000        DED: 250,000
                  - Inc. Cost of Construction          X          If YES,       LIMIT: Combined          DED: 250,000
EARTHQUAKE (If Applicable)                             X          If YES,       LIMIT: See addendum      DED: See addendum
FLOOD (If Applicable)                                  X          If YES,       LIMIT: See addendum      DED: See addendum
WIND/HAIL (If Separate Policy)                                X   If YES,       LIMIT: _______________   DED: ____________
PERMISSION TO WAIVE SUBROGATION PRIOR TO LOSS                 X

REMARKS - Including Special Conditions (Use additional sheets if more space is required)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE
COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE
POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS                                                    LENDER SERVICING AGENT NAME AND ADDRESS
   44836                                                            _______________________________________
      OFFICE OF THE UNITED STATES TRUSTEE                           _______________________________________
      DISTRICT OF DELAWARE                                          _______________________________________
      J. CALEB BOGGS FEDERAL BUILDING                               _______________________________________
      844 KING STREET, SUITE 2207, LOCKBOX 35                       _______________________________________
      WILMINGTON DE 19801                                           _______________________________________

      MORTGAGEE  _____

      LOSS PAYEE _____                                              AUTHORIZED REPRESENTATIVE


                                                                    /s/ S. Whitaker Meyer
                                                                    --------------------------------

ACORD 28 (2003/10) For questions regarding this certificate, contact the number listed in the "Producer" section above and specify
the client code "DURAU01".                                                                                (C) ACORD CORPORATION 2003

ACORD(TM)                                   CERTIFICATE OF LIABILITY INSURANCE 10/15/2007                          DATE (MM/DD/YYYY)
                                                                                                                         11/21/2006

PRODUCER                                                            THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
        Lockion Companies                                           CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER, THIS CERTIFICATE
        Three City Place Drive, Suite 900                           DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
        St. Louis MO 63141-7081                                     POLICIES BELOW.
        (314)432-0500
                                                                                       INSURERS AFFORDING COVERAGE

INSURED                                                             INSURER A: Liberty Mutual Insurance Co. (64)
1054642 Dura Automotive Systems, Inc.                               INSURER B: Travelers Property Casualty Co. (9)
        2791 Research Drive                                         INSURER C: The Charter Oak Fire Ins. Co. (9)
        Rochester Hills MI 48309-3575                               INSURER D: AXIS Surplus Insurance Co. (104)
                                                                    INSURER E: ________________________________________

COVERAGES DURAU01 22                                                THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT
                                                                    BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR
                                                                    PRODUCER AND THE CERTIFICATE HOLDER.

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED NOTWITHSTANDING
ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY
PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH
POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

                                                                  POLICY        POLICY
                                                                 EFFECTIVE    EXPIRATION
INSR                                                               DATE          DATE
 LTR         TYPE OF INSURANCE             POLICY NUMBER       (MM/DD/YYYY)  (MM/DD/YYYY)                    LIMITS
------------------------------------------------------------------------------------------------------------------------------------
A     GENERAL LIABILITY               EB1-641-435308-016        10/15/2006    10/15/2007   EACH OCCURRENCE              $ 2,000,000

      [X] COMMERCIAL GENERAL
          LIABILITY                                                                        FIRE DAMAGE (Any one fire)   $   100,000
      [ ] [ ] CLAIMS MADE [X] OCCUR                                                        MED EXP (Any one person)     $   XXXXXXX
      [ ] __________________________                                                       PERSONAL & ADV INJURY        $ 2,000,000
      [ ] __________________________                                                       GENERAL AGGREGATE            $10,000,000
      GEN'L AGGREGATE LIMIT
      APPLIES PER:                                                                         PRODUCTS - COMP/OP AGG       $ 2,000,000
      [X] POLICY [ ] PROJECT [ ]LOC

      AUTOMOBILE LIABILITY                                                                 COMBINED SINGLE LIMIT
B     [X] ANY AUTO                    TC2J-CAP-3468599-TIL-06   10/15/2006    10/15/2007   (Ea accident)                $ 1,000,000
      [ ] ALL OWNED AUTOS                                                                  BODILY INJURY
      [ ] SCHEDULED AUTOS                                                                  (Per person)                 $   XXXXXXX
      [ ] HIRED AUTOS                                                                      BODILY INJURY
      [ ] NON-OWNED AUTOS                                                                  (Per accident)               $   XXXXXXX
      [ ] ________________                                                                 PROPERTY DAMAGE
      [ ]                                                                                  (Per accident)               $   XXXXXXX

      GARAGE LIABILITY                NOT APPLICABLE                                       AUTO ONLY - EA ACCIDENT      $   XXXXXXX
      [ ] ANY AUTO                                                                         OTHER THAN EA ACC            $   XXXXXXX
      [ ]                                                                                  AUTO ONLY: AGG               $   XXXXXXX

D     EXCESS LIABILITY                EAU704460012006           10/15/2006    10/15/2007   EACH OCCURRENCE              $ 3,000,000
      [X] OCCUR         [ ] CLAIMS MADE                                                    AGGREGATE                    $ 3,000,000
      [ ] DEDUCTIBLE                                                                                                    $   XXXXXXX
      [ ] UMBRELLA FORM                                                                                                 $   XXXXXXX
      [ ] RETENTION     $______________                                                                                 $   XXXXXXX

C     WORKERS COMPENSATION AND
      EMPLOYERS' LIABILITY            TC20-UB-346J435-5-06      10/15/2006    10/15/2007   [X] WC STATUTORY LIMITS
                                                                                           [ ] OTHER

B                                     TRJ-UB-161D510-3-06(WI)   10/15/2006    10/15/2007   E.L. EACH ACCIDENT           $ 1,000,000

                                                                                           E.L. DISEASE - EA EMPLOYEE   $ 1,000,000

                                                                                           E.L. DISEASE - POLICY LIMIT  $ 1,000,000

D     OTHER                           EAU704460012006           10/15/2006    10/15/2007   PRODUCTS/COMPLETED
      EXCESS LIABILITY                                                                     OPERATIONS AGGREGATE         $ 3,000,000

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

CERTIFICATE HOLDER [ ] ADDITIONAL INSURED: INSURER LETTER: _______________   CANCELLATION
2725085
OFFICE OF THE UNITED STATES TRUSTEE                                          SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED
DISTRICT OF DELAWARE                                                         BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER
J CALEB BOGGS FEDERAL BUILDING                                               WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE
844 KING STREET                                                              CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO
SUITE 2207, LOCKBOX 35                                                       SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND
WILMINGTON DE 19801                                                          UPON THE INSURER. ITS AGENTS OR REPRESENTATIVES.

                                                                             AUTHORIZED REPRESENTATIVE


                                                                             /s/ S. Whitaker Meyer
                                                                             --------------------------------

ACORD 25-S (7/97) For questions regarding this certificate, contact the number listed in the "Producer" section above and specify
the client code "DURAU01".                                                                                (C) ACORD CORPORATION 1988

                          BANK ACCOUNTS--AS OF 11/28/06

                                                                                 Lockbox/
 No. (*)     Legal Entity                Bank                Account Type        Account #      Account Title/User       Location
 ------- -------------------- ------------------------- --------------------- -------------- ----------------------- ---------------
1        Dura Operating Corp. Bank of America, N.A.     Disbursement (ZBA)    81882-06825    Dura Operating Account  Georgia, USA
2        Dura Operating Corp. Bank of America, N.A.     Health Care Flexible
                                                        Spending              81884-00841    Flex Spending Account   Georgia, USA
3        Dura Operating Corp. Bank of America, N.A.     Concentration Account 81886-00840    Dura Master Account     Georgia, USA
6        Dura Operating Corp. Bank of America, N.A.     Disbursement (ZBA)    87656-00688    Master Payroll Account  Georgia, USA
10       Dura Operating Corp. Bank of America, N.A.     Disbursement (ZBA)    87656-01616    NGS/Medical Account     Georgia, USA
14       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 2779       Rochester Hills Lockbox Georgia, USA
15       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 12909      Lawrenceburg Lockbox    Georgia, USA
16       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 13894      Atwood Mobile Products
                                                                                             Lockbox                 Georgia, USA
18       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 12920      West Union Lockbox      Georgia, USA
19       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 99300      Fremont Lockbox         Georgia, USA
20       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 14131      AMP 2 Creation Windows  Georgia, USA
21       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 14138      AMP 3 Kemberly          Georgia, USA
22       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 14141      AMP Antwerp             Georgia, USA
33       Dura Operating Corp. LaSalle Bank Midwest N.A. Master Account        5401977250     Dura Automotive
                                                                                             Systems, Inc.           Michigan, USA
34       Atwood Mobile
         Products, Inc.       Harris N.A.               Concentration Account 1803212        Atwood Mobile Products,
                                                                                             Inc.                    Illinois, USA
35       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 33458  Fenton Operations       Illinois, USA
36       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 36550  Antwerp Operations      Illinois, USA
37       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 36562  Elk3 / Kemberly
                                                                                             Operations              Illinois, USA
38       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 36571  Elk 2/ Creation Windows
                                                                                             Operations              Illinois, USA
39       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 36725  West Union AMP
                                                                                             Operations              Illinois, USA
40       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 71348  LaGrange Operations     Illinois, USA
41       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 71607  Elkhart Operations      Illinois, USA
42       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 71643  Greenbrier Operations   Illinois, USA
43       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 71979  Salt Lake City
                                                                                             Operations              Illinois, USA
44       Atwood Mobile
         Products, Inc.       Harris N.A.               Lockbox Account
                                                        (Receipts)            Lockbox 95780  Rockford Operations     Illinois, USA
45       Dura Operating Corp. JP Morgan Chase           Checking Account      304681202      Dura Operating Account  New York, USA
46       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                CAD Concentration     40212 00459 18 Dura Automotive Systems
                                                                                             (Canada), Ltd.          Ontario, Canada
47       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                USD Concentration     40212 00611 15 Dura Automotive Systems
                                                                                             (Canada), Ltd.          Ontario, Canada
50       Dura Automotive
         Canada ULC           Scotiabank                CAD Chequing/Receipts 40212 00276 18 Dura ULC                Ontario, Canada

                                                                                 Lockbox/
 No. (*)     Legal Entity                Bank                Account Type        Account #      Account Title/User       Location
 ------- -------------------- ------------------------- --------------------- -------------- ----------------------- ---------------
51       Dura Canada LP       Scotiabank                CAD Chequing/Receipts 40212 00528 17 Dura Canada LP          Ontario, Canada
53       Dura Operating Corp. Scotiabank                CAD Chequing/Receipts 47696 01718 16 Dura Operating Corp.    Ontario, Canada
54       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                CAD Chequing          47696 02728 17 Dura Canada ITF CAW
                                                                                             Local 61                Ontario, Canada
55       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                CAD Chequing/Receipts 40212 00465 15 Brantford Operations    Ontario, Canada
56       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                CAD ZBA               41012 00832 16 Stratford Operations    Ontario, Canada
57       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                CAD ZBA               80192 00459 18 Bracebridge Operations  Ontario, Canada
58       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                CAD Chequing          80192 00664 19 Payroll Account         Ontario, Canada
59       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                USD Chequing/Receipts 40212 00612 12 Brantford Operations    Ontario, Canada
60       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                USD ZBA               41012 00853 16 Stratford Operations    Ontario, Canada
61       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                USD ZBA               80192 01472 14 Bracebridge Operations  Ontario, Canada
63       Trident Automotive
         LP                   Bank of America, N.A.     Checking Account      8188208428     Trident Automotive LP   Georgia, USA
64       Dura Automotive
         Systems Cable
         Operations, Inc.     Bank of America, N.A.     Checking Account      8188208404     Dura Automotive Systems
                                                                                             Cable Operations, Inc.  Georgia, USA
65       Trident Automotive
         LLC                  Bank of America, N.A.     Checking Account      8188208423     Trident Automotive LLC  Georgia, USA
66 (NEW) Dura Operating Corp. LaSalle Bank              Disbursement          2770724058     Dura Operating Corp.    Michigan, USA
67 (NEW) Dura Operating Corp. JP Morgan                 Investment A/C        304907715      Dura Operating Corp.    New York, USA

* 1-62 correspond to bank accounts listed in Exhibit C to the Cash Management Motion. 63-65 correspond to bank accounts opened prior to the Commencement Date but not listed in Exhibit C to the Cash Management Motion. 66-67 correspond to bank accounts opened after the Commencement Date.

                      CLOSED BANK ACCOUNTS--AS OF 11/28/06

                                                                                 Lockbox/
 No. (*)     Legal Entity                Bank                Account Type        Account #      Account Title/User       Location
 ------- -------------------- ------------------------- --------------------- -------------- ----------------------- ---------------
4        Dura Operating Corp. Bank of America, N.A.     Disbursement (ZBA)    87652-60702    Shifter (Fremont) AP    Georgia, USA
5        Dura Operating Corp. Bank of America, N.A.     Disbursement (ZBA)    87653-02636    Gordonsville A/P        Georgia, USA
7        Dura Operating Corp. Bank of America, N.A.     Disbursement (ZBA)    87656-00706    Lawrenceburg A/P        Georgia, USA
8        Dura Operating Corp. Bank of America, N.A.     Disbursement (ZBA)    87656-00749    Stockton A/P            Georgia, USA
9        Dura Operating Corp. Bank of America, N.A.     Disbursement (ZBA)    87656-00843    West Union A/P          Georgia, USA
11       Dura Automotive
         Systems, Inc.        Bank of America, N.A.     Disbursement (ZBA)    87658-60704    Cable A/P               Georgia, USA
12       Dura Automotive
         Systems, Inc.        Bank of America, N.A.     Directed Investment   249-00497-1-1  Dura Automotive
                                                                                             Systems, Inc.           Illinois, USA
13       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 7524       Tire and Jack Lockbox   Georgia, USA
17       Dura Operating Corp. Bank of America, N.A.     Lockbox Account
                                                        (Receipts)            Box 12916      Stockton Lockbox        Georgia, USA
23       Dura Operating Corp. LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770720700     Dura Automotive
                                                                                             Systems, Inc.           Michigan, USA
24       Dura Automotive
         Systems Cable
         Operations, Inc.     LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770722136     DURA Cable Ops          Michigan, USA
25       Atwood Mobile
         Products, Inc.       LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770720981     Elkhart Operations AP   Michigan, USA
26       Spec-Temp, Inc.      LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770721039     Antwerp Operations AP   Michigan, USA
27       Kemberly, LLC        LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770721021     Kemberly Operations AP  Michigan, USA
28       Atwood Mobile
         Products, Inc.       LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770720973     Salt Lake City
                                                                                             Operations AP           Michigan, USA
29       Creation Windows,
         LLC                  LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770721013     Creation Windows AP     Michigan, USA
30       Atwood Mobile
         Products, Inc.       LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770720965     Greenbrier Operations
                                                                                             AP                      Michigan, USA
31       Atwood Mobile
         Products, Inc.       LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770720999     LaGrange Operations AP  Michigan, USA
32       Atwood Mobile
         Products, Inc.       LaSalle Bank Midwest N.A. Disbursement (ZBA)    2770721070     West Union AMP
                                                                                             Operations AP           Michigan, USA
48       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                CAD Treasury
                                                        Investment            40212 00490 18 Dura Automotive Systems
                                                                                             (Canada), Ltd.          Ontario, Canada
49       Dura Automotive
         Systems (Canada),
         Ltd.                 Scotiabank                USD Treasury
                                                        Investment            40212 00784 17 Dura Automotive Systems
                                                                                             (Canada), Ltd.          Ontario, Canada
52       Dura Automotive
         Systems Cable
         Operations, Inc.     Scotiabank                CAD Chequing          47696 01040 19 Dura (Milan)            Ontario, Canada

62 (**)  Dura Operating Corp. Scotiabank                Lockbox Account
                                                        (Receipts)            Lockbox 4232   Unused (attached to DOC
                                                                                             disbursement acct)      Ontario, Canada

* 1-62 correspond to bank accounts listed in Exhibit C to the Cash Management Motion. 63-65 correspond to bank accounts opened prior to the Commencement Date but not listed in Exhibit C to the Cash Management Motion. 66-67 correspond to bank accounts opened after the Commencement Date.

** The Debtors requested closure of this account by email to Scotiabank on November 28, 2006.